Offerings - Offering: 1	Dec. 02, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Other
Security Class Title	Deferred Compensation Obligations
Amount Registered | shares	30,000,000
Proposed Maximum Offering Price per Unit	1
Maximum Aggregate Offering Price	$ 30,000,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 4,593
Offering Note
(1)
The deferred compensation obligations are unsecured obligations of the Registrant to pay deferred compensation in the future in accordance with the terms of the Registrant’s 2008 Deferred Compensation Plan, as amended (the “Plan”).

(2)
Solely for purposes of calculating the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended, the amount of deferred compensation obligations registered is based on an estimate of the amount of compensation participants may defer under the Plan.